Exhibit 99.1

Kaleyra Responds to Demonstrably False Assertions from TCR Acquisition About Kaleyra’s Subsidiary, The Campaign Registry

Sends Cease-and-Desist Letter to TCR Acquisition and its Principals, Frederick M. Joyce and Giovanni Tarone, Demanding that TCR Acquisition Retract its Blatantly False Assertions

Kaleyra Opens Investigation into TCR Acquisition’s Motives, Incentives and Troubling Attempts to Intentionally Damage The Campaign Registry’s Business

NEW YORK, August 24, 2022 /PRNewswire/ — Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) (“Kaleyra” or the “Company”) today responded to the intentional misrepresentations made by TCR Acquisition LLC (“TCR Acquisition”), Frederick Joyce and Giovanni Tarone about Kaleyra’s subsidiary, Campaign Registry, Inc. (“The Campaign Registry”).

The Company issued the following statement:

Frederick M. Joyce and his business partner, Giovanni Tarone, expressed interest in acquiring The Campaign Registry from Kaleyra. After careful evaluation in conjunction with the Company’s advisors, the Board of Directors determined the offer for the business was not in the best interest of the Company’s shareholders, and the Company communicated the Board’s unanimous decision to reject the offer to Messrs. Joyce and Tarone.

What followed has surprised and disturbed us.

Messrs. Joyce and Tarone, acting through a newly formed entity called TCR Acquisition LLC, made demonstrably and blatantly false claims in press releases and in private communications with our customers. It appears to us that Messrs. Joyce and Tarone are intentionally attempting to damage The Campaign Registry’s relationships and reputation with key customers and other stakeholders by knowingly publishing these false statements. Today, our lawyers demanded that they cease from further tortious conduct.

The Campaign Registry serves a vital and valuable function in ensuring that the identities of the senders of bulk text messages are known to the operators of mobile networks. The Campaign Registry does not control which messages or campaigns are permitted, and it has no visibility into, nor control over, the contents of messages sent to mobile phone users. The Campaign Registry, as the name implies, operates a registry – a database – in which bulk message senders provide information about their identity and their campaigns, so the mobile network operators and their infrastructure partners can control traffic on their own networks in conformity with their own policies. To be perfectly clear, The Campaign Registry does not control or regulate the senders or content of any messages; it provides a registry of campaign publishers to mobile network operators so they can verify the identities of message senders. In short, The Campaign Registry is a valuable business, but not one that has any influence over the ability of anyone to send messages or the content of those messages.

The Campaign Registry is also appropriately managed, capitalized and owned. The Campaign Registry is a Delaware incorporated business and is headquartered in McLean, Virginia. Two of its three founders are U.S. citizens by birth (one a former Air Force instructor), and the other is Norwegian. It is wholly owned by Kaleyra, a Delaware corporation that is a publicly traded on the NYSE American exchange. Kaleyra operates from Milan and New York, with its principal executive offices in New York City. Kaleyra’s owners consist of hundreds of public market equity investors. None of these outside investors has access to – or any ability to control – The Campaign Registry’s data, policies, protocols, systems or processes. We are not aware of a single investor that is affiliated with the Chinese government or any other foreign government; indeed, we are not aware of any shareholder who is based in China. Expert lawyers at two AmLaw 100 law firms have unequivocally concluded that there are no CFIUS concerns with The Campaign Registry or its ownership by Kaleyra.

The assertions made by Messrs. Joyce and Tarone to the contrary are completely and utterly baseless and amount to nothing short of a smear campaign aimed at damaging our valuable business. The purported CFIUS claim leveled against the Company by TCR Acquisition is completely fabricated. We are troubled by these tortious actions and intend to hold Messrs. Joyce and Tarone, and their would-be acquisition vehicle, TCR Acquisition, to account.

We do not understand the motivation of Messrs. Joyce and Tarone in knowingly spreading patently false information about our business, but we are conducting an investigation to determine whether their conduct was merely a misguided attempt to coerce us to sell The Campaign Registry to them at a below-market price or a more nefarious and intentional attempt to damage our business and harm our stockholders so Messrs. Joyce and Tarone, or others with whom or on behalf of whom they are acting, could benefit financially. In the meantime, we intend to pursue all legal avenues to address TCR Acquisition’s egregious and tortious conduct in order to protect the interests of the Company and its stockholders.

The Company encourages any customer or stockholder with information about the actions of Messrs. Joyce and Tarone or with questions to contact the Company.

About Kaleyra

Kaleyra, Inc. is a global group providing mobile communication services to financial institutions, ecommerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide.

Kaleyra today has a customer base of 3,800+ companies spread around the world. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, video, push notifications, email, voice services, and chatbots.

Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1,800 operator connections in 190+ countries, including all tier-1 US carriers.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the financial statements of Kaleyra, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the future revenue (including revenue guidance) and the business plans of Kaleyra’s management team, and the impact of the COVID-19 pandemic, and any anticipated lessening of such impact, and the broader market volatility and geopolitical and macroeconomic factors on its business and financial performance. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as governmental responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, and the impact of other geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contacts:

Colin Gillis

Vice President of Investor Relations

colin.gillis@kaleyra.com

Tom Colton or Matt Glover

Gateway Investor Relations

949-574-3860

KLR@gatewayir.com